UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
The Scotts Miracle-Gro Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! THE SCOTTS MIRACLE-GRO CO. ATTN: KATHY UTTLEY — PARALEGAL 14111 SCOTTSLAWN ROAD MARYSVILLE, OH 43041 THE SCOTTS MIRACLE-GRO COMPANY 2024 Annual Meeting Vote by January 21, 2024 11:59 PM ET You invested in THE SCOTTS MIRACLE-GRO COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 22, 2024. Vote Virtually at the Meeting* January 22, 2024 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/SMG2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V26452-P00858-Z86422 Get informed before you vote View the Notice of Annual Meeting of Shareholders, Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V26453-P00858-Z86422 1. Election of four directors, each to serve for a term of three years to expire at the 2027 Annual Meeting of Shareholders: Nominees: 1c. Peter E. Shumlin 1a. Thomas N. Kelly Jr. 1d. John R. Vines 1b. Brian E. Sandoval 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. 3. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. 4. Approval of an amendment and restatement to The Scotts Miracle-Gro Company Long-Term Incentive Plan to increase the maximum number of common shares available for grant to participants. For For For For For For For